UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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USG CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 7, 2018, USG Corporation sent the following letter to participants in its long-term incentive plan in connection with its upcoming special meeting.

* * * * *

What Happens to Your Stock Options, Performance Awards and Restricted Stock Units as a Result of the Knauf Merger? A Statement of Your Equity Compensation as of August 21, 2018 Prepared for <<First Name>> <<Last Name>> We understand the Knauf merger has raised questions regarding your USG long-term equity compensation. This personalized statement provides a summary of what you can expect as part of the transaction. The values reflect your equity compensation as of August 21, 2018. It does not reflect any vesting, grants or forfeitures that may occur before the completion of the transaction. You can log in to your portfolio on stockplanconnect.com for the most up-to-date information about all your USG equity compensation, including updates to plan performance. We also recommend you seek advice from your financial advisor regarding your personal situation. Your Stock Options Current Stock Options Held Our records as of August 21, 2018, show you hold USG stock options that have not been exercised (turned into shares of stock). Estimated Cash Payment If you still hold these stock options when the Knauf transaction is completed, your options will be converted to cash and paid directly to you. The gross cash payment will equal $43.50 per share, less the option price per share. Estimated Dividend Your USG stock options may also be eligible for a “Dividend Make-Whole Amount Make-Whole Amount” cash payment once the Knauf transaction is completed. To be eligible for the payment, you must remain employed at USG until the Knauf transaction is completed (except in the event of your death, disability or retirement). Payment and taxes: These payments will be processed through payroll and are subject to applicable tax withholdings. The cash payments are not Retirement Plan or Investment Plan eligible. Expiring 2009 Stock Options Options Estimated Important: A portion of your stock options will expire Held Cash Payment in February 2019. If the Knauf transaction has not been completed prior to February 11, 2019, and you have unexercised 2009 stock options, you will lose the value of these options unless Payment represents the 2009 you take action prior to February 11, 2019. stock options portion only Exercising Your Stock Options You can exercise your stock options (convert your options to shares to keep or sell) prior to completion of the Knauf merger. Your transactions are subject to our Securities Trading Policy, including restrictions on trading while in possession of material non-public information. If you have questions concerning this restriction or policy, contact Jessica Garascia at jgarascia@usg.com or Jonathan Dorfman at jdorfman@usg.com in the Legal Department. OMPR_09 Last Name, First Name Page 1 of 4

Your Performance Awards Market Share Units (MSUs) and Performance Shares Current Performance Awards Held Our records as of August 21, 2018, show you hold USG performance awards that have not yet vested (turned into shares of stock). Market Share Units Performance Shares Estimated Cash Payment If you still hold performance awards when the Knauf transaction is completed, each outstanding award will be converted into a cash Market payment. The cash payment will be equal to $43.50 per MSU or Share Units Performance Share, if you remain employed at USG until the Knauf Performance transaction is completed. Shares Total includes estimated performance — see page 3 for details. Estimated Dividend Your USG performance awards may also be eligible for a “Dividend Make-Whole Amount Make-Whole Amount” cash payment once the Knauf transaction is completed. To be eligible for the payment, you must remain Market employed at USG until the Knauf transaction is completed (except Share Units in the event of your death, disability or retirement). Performance Total includes estimated performance — see page 3 for details. Shares Your Restricted Stock Units (RSUs) Current RSUs Held Our records as of August 21, 2018, show you hold RSUs that have not yet vested (turned into shares of stock). Estimated Dividend Equivalent Your RSUs are eligible for a “dividend equivalent” of additional RSUs, as Additional RSUs if the merger agreement with Knauf is adopted by USG stockholders. The actual amount of your dividend equivalent will be based on the closing price of USG stock on the date the conditional dividend is issued. The estimate included here is based on the closing price of USG stock on August 21, 2018. Estimated RSU Cash Payment You will receive a cash payment for your outstanding RSUs (including the dividend equivalent shares), if you remain employed at USG until the Knauf transaction is completed. Payment and taxes: These payments will be processed through payroll and are subject to applicable tax withholdings. The cash payments are not Retirement Plan or Investment Plan eligible. The following page shows the calculations used to derive your cash payments and dividend make-whole amounts. Log in to your portfolio on stockplanconnect.com for the most up-to-date information about all your USG equity compensation, including updates to plan performance. We also recommend you seek advice from a financial advisor regarding your personal situation. OMPR_09 Last Name, First Name Page 2 of 4

Calculations for Your Cash Payments and Make-Whole Amounts as a Result of the Knauf Merger

Based on your equity as of August 21, 2018

The agreed-upon sale price of $43.50 per share and the plan performance as of August 21, 2018, were used for purposes of calculating this forward-looking statement. Actual performance results will be used in the final calculation. Some values below include rounding.

STOCK OPTIONS

Grant Date	Qty Granted	x	Value (sale price – option price)	=	Estimated Cash Value	+	Estimated Dividend Make-Whole Amount (qty granted x $0.50)	=	Total Estimated Cash Value
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
								Subtotal	**$XX,XXX,XXX**

MARKET SHARES UNITS (MSUs)

Grant Date	Qty Granted	x	Performance Adjustment as of 08/21/2018	=	Total Shares	Estimated Cash Value (shares x sale price)	+	Estimated Dividend Make-Whole Amount (qty granted x $0.50)	=	Total Estimated Cash Value
XX/XX/XXXX	XXXX		XXX%		X,XXX	$X,XXX,XXX		$XX,XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		XXX%		X,XXX	$X,XXX,XXX		$XX,XXX		$XX,XXX,XXX
									Subtotal	**$XX,XXX,XXX**

PERFORMANCE SHARES

Grant Date	Qty Granted	x	Performance Adjustment as of 08/21/2018	=	Total Shares	Estimated Cash Value (shares x sale price)	+	Estimated Dividend Make-Whole Amount (qty granted x $0.50)	=	Total Estimated Cash Value
XX/XX/XXXX	XXXX		XXX%		X,XXX	$X,XXX,XXX		$X,XXX,XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		XXX%		X,XXX	$X,XXX,XXX		$X,XXX,XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		XXX%		X,XXX	$X,XXX,XXX		$X,XXX,XXX		$XX,XXX,XXX
									Subtotal	**$XX,XXX,XXX**

RESTRICTED STOCK UNITS (RSUs)

Grant Date	Qty Granted	+	Estimated Dividend Equivalent (qty granted x $0.50 ÷ closing price as of 08/21/2018)	=	Estimated Total Shares	x	Estimated Market Price on Sale Date	=	Total Estimated Cash Value
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
XX/XX/XXXX	XXXX		$XX.XX		$X,XXX,XXX		$XX.XXX		$XX,XXX,XXX
								Subtotal	**$XX,XXX,XXX**
								Grand Total	**$X,XXX,XXX**

OMPR_09 *Last Name, First Name* *Page 3 of 4*

The terms and conditions of your equity awards and any Dividend Make-Whole Amount payments are governed by the applicable award agreements, the USG Long-Term Incentive Plan pursuant to which your equity awards were granted, and the Dividend Make-Whole Amount Plan. Nothing in this document amends or alters such terms and conditions with respect to your outstanding equity awards or the potential Dividend Make-Whole Amount payments. Cautionary Note Regarding Forward-Looking Statements These materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain stockholder approval of the adoption of the merger agreement; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the UBBP joint venture in the event the proposed transaction is not completed, including the risk that, in connection with the execution of the merger agreement, Boral Limited has the right to exercise its option to acquire the Company’s ownership of the UBBP joint venture; the risk that the proposed transaction may not be completed in the expected timeframe, or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s resources and management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, results of operations, financial condition, the market price of the Company’s common stock and businesses generally; the risk of negative reactions from investors, employees, suppliers and customers; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. Important Additional Information and Where to Find It In connection with the proposed transaction with Knauf, the Company filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) on August 23, 2018, and other documents, and has mailed the Definitive Proxy Statement and proxy card to its stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE ENCOURAGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website, www.usg.com, or through a request in writing sent to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary. Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. OMPR_09 <<Last Name>>, <<First Name>> — Statement ID [<<EE#>><<DOB>>] Page 4 of 4